EXHIBIT 4(g)

WILLAMETTE INDUSTRIES, INC.
TO
THE CHASE MANHATTAN BANK
(National Association),
Trustee
_______________
INDENTURE
Dated as of January 30, 1993
______________
Senior Debt Securities

WILLAMETTE INDUSTRIES, INC.
Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dates as of January 30, 1993

Trust Indenture Act Section	Indenture Section
310(a)(1)	606
(a)(2)	606
(a)(3)	Inapplicable
(a)(4)	Inapplicable
(b)	606, 607
(c)	Inapplicable
311(a)	603
(b)	603
(c)	Inapplicable
312(a)	701, 702
312(b)	702
312(c)	702
313(a)	703(a)
313(b)(1)	Inapplicable
(b)(2)	703(b)
(c)	703(c)
(d)	703(c)
314(a)(1)	704
(a)(2)	704
(a)(3)	704
(a)(4)	1008
(b)	Inapplicable
(c)(1)	102
(c)(2)	102
(c)(3)	Inapplicable
(d)	Inapplicable
(e)	102
(f)	Omitted
315(a)	601
(b)	601
(c)	601
(d)	601
(e)	514
316(a)(1)	512
(a)(2)	Omitted
(b)	508
(c)	104
317(a)	503, 504
(b)	1,003
318(a)	107

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture

TABLE OF CONTENTS
Page

PARTIES	1
RECITALS OF THE COMPANY	1
ARTICLE ONE
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.	Definitions:
	Act	2
	Affiliate; control	2
	Attributable Debt	2
	Authenticating Agent	2
	Board of Directors	3
	Board Resolution	3
	Business Day	3
	Capital Stock	3
	Commission	3
	Company	3
	Company Request; Company Order	3
	Consolidated Net Tangible Assets	3
	Corporate Trust Office	4
	corporation	4
	Defaulted Interest	4
	Event of Default	4
	Funded Debt	4
	Holder	4
	Indenture	4
	interest	5
	Interest Payment Date	5
	Maturity	5
	Officers’ Certificate	5
	Opinion of Counsel	5
	Original Issue Discount Security	5
	Outstanding	5
	Paying Agent	6
	Person	7
	Place of Payment	7
	Predecessor Security	7
	Principal Property	7
________________________
NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

- i -

Page

Realty Subsidiary	7
Redemption Date	7
Redemption Price	7
Regular Record Date	7
Responsible Officer	8
Restricted Subsidiary	8
Securities	8
Security Register and Security Registrar	8
Special Record Date	8
Stated Maturity	8
Subsidiary	8
Timberlands	8
Trustee	9
Trust Indenture Act	9
Vice President	9
Voting Stock	9
ARTICLE TWO
SECURITY FORMS

SECTION 201.	Forms Generally	15
SECTION 202.	Form of Trustee’s Certificate of
	Authentication	16
ARTICLE THREE
THE SECURITIES

SECTION 301.	Amount Unlimited; Issuable in Series	16
SECTION 302.	Denominations	19
SECTION 303.	Execution, Authentication, Delivery
	And Dating	19
SECTION 304.	Temporary Securities	18

- ii -

SECTION 305.	Registration, Registration of Transfer
	And Exchange	22
SECTION 306.	Mutilated, Destroyed. Lost and Stolen
	Securities	24
SECTION 307.	Payment of Interest; Interest Rights
	Preserved	25
SECTION 308.	Persons Deemed Owners	26
SECTION 309.	Cancellation	27
SECTION 310.	Computation of Interest	27
ARTICLE FOUR
SATISFACTION AND DISCHARGE

SECTION 401.	Satisfaction and Discharge of Securities of any Series	28
SECTION 402.	Satisfaction and Discharge of Indenture	29
SECTION 403.	Application of Trust Money	29
ARTICLE FIVE
REMEDIES
ARTICLE SIX
THE TRUSTEE

- iii -

SECTION 608.	Resignation and Removal; Appointment of
	Successor	42
SECTION 609.	Acceptance of Appointment by Successor	44
SECTION 610.	Merger, Conversion, Consolidation
	Succession to Business	45
SECTION 611.	Appointment and Qualification of	45
	Authenticating Agent
ARTICLE SEVEN
HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.	Company to Furnish Trustee Names and
	Addresses of Holders	47
SECTION 702.	Preservation of Information; Communications
	to Holders	48
SECTION 703.	Reports by Trustee	48
SECTION 704.	Reports by Company	48
ARTICLE EIGHT
CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.	Company May Consolidate, Etc., Only on
	Certain Terms	49
SECTION 802.	Successor Corporation Substituted	51
ARTICLE NINE
SUPPLEMENTAL INDENTURES

SECTION 901.	Supplemental Indentures Without Consent
	of Holders	51
SECTION 902.	Supplemental Indentures with Consent of
	of Holders	52
SECTION 903.	Execution of Supplemental Indentures	53
SECTION 904.	Effect of Supplemental Indentures	54
SECTION 905.	Reference in Securities to Supplemental
	Indentures	54
ARTICLE TEN
COVENANTS

SECTION 1001.	Payment of Principal, Premium and
	Interest	54
SECTION 1002.	Maintenance of Office or Agency	54
SECTION 1003.	Money for Securities Payments to Be Held
	in Trust	55
SECTION 1004.	Corporate Existence	57
SECTION 1005.	Restrictions on Secured Debt	57
SECTION 1006.	Restrictions on Sales and Leasebacks	59
SECTION 1007.	Restrictions of Funded Debt of
	Restricted Subsidiary	61
SECTION 1008.	Statement as to Compliance	61
SECTION 1009.	Waiver of Certain Covenants	62

- iv -

ARTICLE ELEVEN
REDEMPTION OF SECURITIES

SECTION 1101.	Applicability of Article	62
SECTION 1102.	Election to Redeem; Notice to Trustee	62
SECTION 1103.	Selection by Trustee of Securities to be
	Redeemed	63
SECTION 1104.	Notice of Redemption	63
SECTION 1105.	Deposit of Redemption Price	64
SECTION 1106.	Securities Payable on Redemption Date	64
SECTION 1107.	Securities Redeemed in Part	65

ARTICLE TWELVE
SINKING FUNDS

SECTION 1201.	Applicability of Article	65
SECTION 1202.	Satisfaction of Sinking Fund Payments
	with Securities	66
SECTION 1203.	Redemption of Securities for Sinking
	Fund	6

ARTICLE THIRTEEN
DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1301.	Applicability of Article; Company's Option
	to Effect Defeasance or Covenant Defeasance	67
SECTION 1302.	Defeasance and Discharge	67
SECTION 1303.	Covenant Defeasance	67
SECTION 1304.	Conditions to Defeasance or Covenant
	Defeasance	68
SECTION 1305.	Deposited Money and Government
	Obligations to be Held in Trust; Other
	Miscellaneous Provisions	71
SECTION 1306.	Reinstatement	71

- v -

INDENTURE, dated as of January 30, 1993, between Willamette Industries, Inc., a corporation duly organized and existing under the laws of the state of Oregon (herein called the “Company”), having its principal office at First Interstate Bank Tower, 1300 S.W. Fifth Avenue, Portland, Oregon 97201, and The Chase Manhattan Bank (National Association), a national banking association duly organized and existing under the laws of the Unites States, as Trustee (herein called the “Trustee).
RECITALS OF THE COMPANY
The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the “Securities”) unlimited as to principal amount, to be issued in one or more series as in this Indenture provided.
All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.
NOW, THEREFORE, THIS INDENTURE WITNESSETH:
For and in consideration of the premises and the purchase of the Securities by the Holders (as herein defined) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:
ARTICLE ONE
Definitions and Other Provisions of General Application
SECTION 101. Definitions.
For all purposes of this Indenture, expect as otherwise expressly provided or unless the context otherwise requires:
(1)The terms defined in this Article have the meaning assigned to them in this Article and include the plural as well as the singular;

(2)All other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meaning assigned to them therein;

(3)All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term

“generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

(4)The words “herein,” “hereof”,” “hereto,” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

Certain terms used principally in certain Articles are defined in those Articles.
“Act” when used with respect to any Holder has the meaning specified in Section 104.
“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
“Attributable Debt” means, as to any particular lease under which any Person is at the time liable and at any date as of which the amount thereof is to be determined, the total net amount or rent required to be paid by such Person under such lease during the remaining primary term thereof, discounted from the respective due dates thereof to such date at the rate of 15 percent per annum. The net amount of rent required to be paid under any such lease for any such period shall be the aggregate amount of rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such set amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.
“Authenticating Agent” means any Person designated by the Trustee which at the time shall be designated and acting pursuant to Section 610.
“Board of Directors” means either the board of directors of the Company or any duly authorized committee of that board.

“Board Resolution” means a copy of a resolution certified by the Secretary or any Assistant Secretary of the Company to have been duly adopted by the Board of Directors and certification, and delivered to the Trustee.
“Business Day,” when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday, and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close.
“Capital Stock,” as applied to the stock of any corporation, means the capital stock of every class whether now or hereafter authorized, regardless of whether such capital stock shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such corporation.
“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act or 1934 or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.
“Company” means the Person names as the “Company” in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor corporation
“Company Request” or “Company Order” means a written request or order signed in the name of the Company by its Chairman of the Board, a Vice Chairman, its Chief Executive Officer, its President or a Vice President, and by it Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.
Consolidated Net Tangible Assets” means the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (i) all liabilities other than deferred income taxes, Funded Debt and shareholders’ equity and (ii) all goodwill, trade names, trademarks, patents, organization expenses and other like intangibles, all as set forth on the most recent balance sheet of the Company and its consolidated Subsidiaries and computed in accordance with generally accepted accounting principles.

“Corporate Trust Office” means the principal office of the Trustee, any Authenticating Agent, or any Paying Agent, as the case may be, at which at any particular time its corporate trust business shall be administered. Until notice of change thereof is given as provided in this Indenture, the Corporate Trust Office of the Trustee is located in the Borough of Manhattan, at 1 Chase Manhattan Plaza, New York, New York 10081.
“corporation” includes corporations, associations, companies and business trusts.
“Defaulted Interest” has the meaning specified in Section 307.
“Depository” means, with respect to the Securities of any series issuable or issued in the form of one or more Global Securities, the Person designated as Depository by the Company pursuant to Section 301 until a successor Depository shall have been appointed pursuant to Section 305 until a successor Depository shall have been appointed pursuant to Section 305, and thereafter “Depository” shall mean or include each Person who is then a Depository hereunder.
“Event of Default” has the meaning specified in Section 501.
“Funded Debt” means (i) all indebtedness for money borrowed having a maturity of more than 12 months from the date as of which the determination is made or having a maturity of 12 months or less but by its terms being renewable or extendible beyond 12 months from such date at the option or the borrower (excluding any amount thereof included in current liabilities) and (ii) rental obligations payable more than 12 months from such date under leases which are capitalized in accordance with generally accepted accounting principles (such rental obligations to be included as Funded Debt at the amount so capitalized and to be included for the purposes of the definition of the Consolidated Net Tangible Assets both as an asset and as Funded Debt at the amount so capitalized).
“Global Security” means a Security evidencing all or part of a series of Securities, issued to the Depository for such series or its nominee, and registered in the name of such Depository or nominee.
“Holder” means a Person in whose name a Security is registered in the Security Register.
“Indenture” means this instrument as originally executes or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, with respect to any Security, by the terms and provisions of such

Security established pursuant to Section 301 (as such terms and provisions may be amended pursuant to the applicable provisions hereof).
“interest,” when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.
“Interest Payment Date,” when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.
“Maturity” when used with respect to any Security means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.
“Officers’ Certificate” means a certificate signed by the Chairman of the Board, a Vice Chairman, the Chief Executive Officer, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, that complies with the requirements of Section 314 (e) of the Trust Indenture Act and is delivered to the Trustee. One of the officers signing the Officers’ Certificate given pursuant to Section 1008 shall be the principal executive, financial, or accounting officer of the Company.
“Opinion of Counsel” means a written opinion of counsel, who may be an employee of or counsel for the Company.
“Original Issue Discount Security” means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.
“Outstanding” when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

(i)	Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

(ii)
Securities for whose payment or redemption money is the necessary amount has theretofore been deposited in trust with the Trustee or any Paying Agent (other than the Company) or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed;

notice of such redemption has been duly given pursuant to this Indenture or provision therefore satisfactory to the Trustee has been made; and

(iii)
Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities is respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be equal to the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 502, (ii) the principal amount of Security denominated in one or more foreign currencies or currency units shall be the U.S. dollar equivalent, determine din the manner provided as contemplated by Section 301 on the date of original issuance of such Security, of the principal amount (or, in the cause of an Original Issue Discount Security, the U.S. dollar equivalent one date of original issuance of such Security of the amount determined as provided in (i) above) of such Security, and (iii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.
“Paying Agent” means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Security on behalf of the Company.
“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company,

trust, unincorporated organization or government or any agency or political subdivision thereof.
“Place of Payment” when used with respect to Securities of any series means the place or places where the principal of (and premium, if any) or interest on the Securities of such series is payable as specified pursuant to Section 301 or, if not so specified, as specified in Section 1002.
“Predecessor Security” of any particular Security means ever previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for on in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.
“Principal Property” means (a) any mill, converting plant, manufacturing plant or other facility owned at the date hereof or hereafter acquired by the Company or any Restricted Subsidiary which is located within the present 50 States of the Untied States or in Canada and the gross book value (including related land and improvements thereon and all machinery and equipment included therein without deduction of any depreciation reserves) of which on the date as of which the determination is being made exceeds 1 percent of Consolidated Net Tangible Assets, and (b) Timberlands, in each case other than (i) any property which in the opinion of the Board of Directors is not of material importance to the total business conducted by the Company and its Restricted Subsidiaries as an entirety or (ii) any portion of a particular property which is similarly found not to be of material importance to the use or operation of such property or (iii) any oil, gas or other minerals or mineral rights.
“Realty Subsidiary” means a Subsidiary of the Company engaged primarily in the development and sale or financing of real property.
“Redemption Date,” when used with respect to any Security or portion thereof to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.
“Redemption Price,” when used with respect to any Security or portion thereof to be redeemed, means the price at which it is to be redeemed as determined by or pursuant to this Indenture.
“Regular Record Date” for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

“Responsible Officer,” when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.
“Restricted Subsidiary” means a Subsidiary of the Company (i) substantially all the property of which is located, or substantially all the business of which is carries on, within the present 50 States of the Untied States or in Canada and (ii) which owns a Principal Property, but does not include a Realty Subsidiary.
“Securities” has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.
“Security Register” and “Security Registrar” have the respective meanings specified in Section 305.
“Special Record Date” for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.
“Stated Maturity,” when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal thereof or interest is due and payable.
“Subsidiary” means a corporation more than 50 percent of the outstanding Voting Stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.
“Timberlands” means any real property of the Company or any Restricted Subsidiary of the Company located within the present 50 States of the United States or in Canada which contains standing timber which is (or upon completion of a growth cycle then in process is expected to become) of a commercial quantity and of merchantable quality, excluding, however, any such real property which at the time of determination is held primarily for development or sale, and not primarily for the production of lumber or any other timber products.
“Trustee” means the Person names as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, “Trustee” as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of such series.
“Trustee Indenture Act” means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.
“Vice President,” when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president”.
“Voting Stock,” as applied to the stock (or the equivalent thereof) of any corporation, means stock (or such equivalent) of any class or classes, however designated, having ordinary voting power (whether at all times or only so long as no senior class of stock has such voting power by reason of the happening of a contingency) for the election of a majority of the directors of such corporation, other than stock (or such equivalent) having such power only by reason of the happening of a contingency.

SECTION 102. Compliance Certificates and Opinions.
Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers’ Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished. Each such Officers’ Certificate and Opinion of Counsel shall comply with Section 314 (e) of the Trust Indenture Act.

SECTION 103. Form of Documents Delivered to Trustee.
In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by counsel, unless such officer knows or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it related to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matter is in the possession of the Company, unless such counsel knows or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.
Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and from one instrument.
SECTION 104. Acts of Holders.
(a)Any request, demand, authorization, direction, notice, consent, waiver or other action provided by or pursuant to this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture Act) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

Without limiting the generality of the foregoing, a Holder, including a Depository that is a Holder of a Global Security, may make, give, or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver, or other action provided or permitted in this Indenture to be made, given, or taken by Holders, and a Depository that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interest in any such Global Security.

(b)
The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness or such execution or by a certificate or a notary public or other officer authorized by law to take acknowledgments of deed, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The face and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other reasonable manner which the Trustee deems sufficient.

(c)	The ownership of Securities shall be proved by the Securities Register.

(d)
Except as provided in the next paragraph, the Company may, in the circumstances permitted by the Trust Indenture Act, set any day as the record date for the purpose of determining the Holders of Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities of such series. With regard to any record date set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to give or take the relevant action, whether or not such Holders remain Holders after such record date. With regard to any action that may be given or taken hereunder only by Holders of a requisite principal amount of Outstanding Securities of any series (or their duly appointed agents) and for which a record date is set pursuant to this paragraph, the Company may, at its option, set an expiration date after which no such action purported to be given or taken by an Holder shall be effective hereunder unless given or taken on or prior to such expiration date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents). On or prior to any expiration date set pursuant to this paragraph, the Company may, on one or more occasions at its option, extend such date to any later date.

Nothing in this paragraph shall prevent any Holder (or any duly appointed agent thereof) from giving or taking, after any expiration date, any action identical to, or, at any time, contrary to or different from any action given or taken, or purported to have been given or taken, hereunder by a Holder on or prior to such date, in which event the Company may set a record date in respect thereof pursuant to this paragraph.
Notwithstanding the foregoing, upon receipt by the Trustee, with respect to Securities of any series, of (i) any Notice of Default as described in Section 501, (ii) any declaration of acceleration, on any rescission and annulment of any such declaration pursuant to Section 502, or (iii) any direction given pursuant to Section 512 (any such notice, declaration, rescission and annulment, or direction being referred to herein as a “Direction), a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Securities of such series entitled to join in such Direction, which record date shall be the close of business on the day the Trustee receives such Direction. The Holders of Outstanding Securities of such series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such Direction, whether or not such Holders remain Holders after such record date; provided that, unless such Direction shall have become effective by virtue of Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such Direction shall automatically and without any action by any Person be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a Direction contrary to or different form, or, after the expiration of such period, identical to, a Direction that has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date in respect thereof shall be set pursuant to this paragraph.
Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

(e)
Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Securities shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefore or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Security Registrar, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 105. Notices, Etc., to Trustee and Company
Except as otherwise specifically provided herein, any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with
(1)The Trustee by any Holder of by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration Division; or

(2)The Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid to the Company addressed to the attention of its Secretary at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106. Notice to Holders; Waiver.
Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice either before or after the event, and such waiver shall e the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In any case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.
SECTION 107. Conflict with Trust Indenture Act.
If any provision hereof limits, qualifies or conflicts with any duties under any required provision of the Trust Indenture Act imposed hereon by Section 318 (c) thereof, such required provision shall control.
SECTION 108. Effect of Headings and Table of Contents.
The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
SECTION 109. Successors and Assigns.
All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.
SECTION 110. Separability Clause.
In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
SECTION 111. Benefits of Indenture.
Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Security Registrar, any Authentication Agent and their respective successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.
SECTION 112. Governing Law.
This Indenture and the Securities shall be governed by and construed in accordance with the laws of the state of New York.
SECTION 113. Legal Holidays.
In any case where any Interest Payment Date, Redemption Date, the Stated Maturity of any Security or any date upon which any Defaulted Interest is proposed to be paid shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment or interest, if any, or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, at the Stated Maturity, or on the date for payment of Defaulted Interest, provided that no interest shall accrue for the period from the after such Interest Payment Date, Redemption Date, Stated Maturity or date for the payment of Defaulted Interest, as the case may be.
SECTION 114. Indenture and Securities Solely Corporate Obligations.
No recourse for the payment of the principal or (or premium, if any) or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligations, covenant or agreement of the Company in this Indenture or in any supplemental indenture, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statue or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.
SECTION 115. No Security Interest Created.
Nothing in this Indenture or in the Securities, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation as not or hereafter enacted and in effect, in any jurisdiction where the property of the Company or its Subsidiaries is located.

ARTICLE TWO
Security Forms
SECTION 201. Forms Generally.
The Securities of each series shall be in substantially the from as shall be established in or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Global Securities shall bear a legend respecting the restrictions on transfer thereof in such form as may be determined by the officers executing such Global Securities, as evidenced by their execution of the Global Securities. If the from of Securities of any series is established by action taken pursuant to a Board Resolution, an appropriate Officers’ Certificate setting forth such from together with a copy of the Board Resolution shall be delivered to the Trustee and any Authentication Agent at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.
The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.
SECTION 202. Form of Trustee’s Certificate of Authentication.
Subject to Section 610, the Trustee’s certificate of authentication shall be in substantially the following form:
This one of the Securities of the series designated herein referred to in the within-mentioned Indenture.
____________________________________
as Trustee

By _________________________________
Authorized Officer

ARTICLE THREE
The Securities
SECTION 301. Amount Unlimited; Issuable in Series.
The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series.

There shall be established in or pursuant to a Board Resolution, and set forth in an Officer’s Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

(1)	The title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

(2)
Any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 905 or 1007);

(3)	The date or dates on which the principal of (and premium, if any, on) the Securities of the series is payable;

(4)
The rate or rates at which the Securities of the series shall bear interest, if any, or the method or methods, if any, by which such rate or rates are to be determined, the date or dates, if any, from which such interest shall accrue, the Interest Payment Dates, if any, on which such interest shall be payable, the Regular Record Dates, if any, for the interest payable on any Interest Payment Date, the rate or rates of interest, if any, payable on overdue installments of interest on or principal of (and premium, if any, on) the Securities of the series and the basis upon which interest shall be calculated if other than s 360-day year of twelve 30-day months;

(5)
If in addition to or other than the Borough of Manhattan, the City or New York, New York, the place or places where the principal of (and premium, if any) and interest, if any, on the Securities of the series shall be payable, any of such Securities of the series shall be payable, any of such Securities may be surrendered for registration of transfer or exchange, and notices or demand to or upon the Company in respect of such Securities and this Indenture may be served; provided, however, that at the option of the Company, any interest on such Securities may be paid by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register;

(6)	If the Securities of the series are redeemable, the period or periods within which, the price or prices at which and the terms and conditions upon which such Securities may be redeemed, in whose or in part, at the option of the Company;

(7)
The obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of any Holder thereof and the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

(8)
If any of the Securities of the series are issuable upon original issuance in whole or in part in the form of one or more Global Securities, the Depository for such Global Security or Securities and the circumstances, if any, under which any such Global Security may be exchanged for Securities registered in the name of, and any transfer of such Global Security may be registered to, a Person other than such Depository or its nominee, if other than as set forth in Section 305;

(9)	If other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

(10)
If either or both of (a) defeasance of the Securities of the series under Section 1302 or (b) covenant defeasance of the Securities of such series under Section 1303 are applicable; and if covenant defeasance of the Securities of such series under Section 1030 is applicable any covenants in addition to those specified in Section 1303;

(11)
If other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or the method by which such portion is to be determined;

(12)
The currency, currencies, or currency units in which payment of the principal of and any premium and interest on any Securities of the series shall be payable if other than the currency of the Untied States of America and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of “Outstanding” in Section 101;

(13)	If the amount of payments of principal of or any premium or interest on any Securities of the series may be determined with reference to an index, the manner in which such amount shall be determined;

(14)
The additional covenants of the Company, if any, for the benefit of the Holders of the Securities of the series and the additional Event of Default, if any, with respect to the Securities of the series; and

(15)	Any other terms, conditions, rights and preferences (or limitations on such rights and preferences) relating to Securities of the series.

All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers’ Certificate or in any such indenture supplemental hereto.
If any of the terms of the Securities of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers’ Certificate setting forth the terms of the series.

SECTION 302. Denominations.
The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.
SECTION 303. Execution, Authentication, Delivery and Dating.
The Securities shall be executed on behalf of the Company by its Chairman of the Board, one of its Vice Chairmen, its Chief Executive Officer, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.
Securities bearing the manual or facsimile signatures or individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold offices at the date of such Securities.

At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with the Board Resolution and Officers’ Certificate or supplemental indenture with respect to such Securities referred to in Section 301 and a Company Order for the authentication and delivery of such Securities; and the Trustee, in accordance with such Company Order, shall authenticate and deliver such Securities. If all the Securities of any series are not to be issued at one time, and if the Board Resolution, Officers’ Certificate or supplemental indenture establishing such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and the determination of the terms of particular Securities of such series such as interest rate, maturity date, date of issuance and date from which interest shall accrue. If the form or forms or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions or supplemental indenture as permitted by Sections 201 and 301, in authentication such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Sections 315 (a) through 315 (d) of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel) stating that:

(1)	The form or forms and terms of such Securities have been established in conformity with the provisions of this Indenture; and

(2)	All conditions precedent described herein to the authentication and delivery of such Securities have been complied with.

If all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel at the time of issuance of each Security, but such Opinion of Counsel, with appropriate modifications, may instead be delivered at or prior to the time of issuance of the first Security of such series.
The Trustee shall not be required to authenticate any Securities if it, being advised by counsel, determines that such action may not lawfully be taken, or the Trustee shall determine in good faith that such action would expose it to personal liability to existing Holders or if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

If the Company shall establish pursuant to Section 301 that the Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute, and the Trustee shall, in accordance with this Section and a Company Order for the authentication and delivery of a Global Security or Securities of such series, authenticate and deliver one or more Global Securities that (i) shall represent and shall be denominated in an aggregate amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by such Global Security or Securities, and (ii) shall be registered in the name of the Depository for such Global Security or Securities or the nominee of such Depository.
Each Security shall be dated the date of its authentication.
No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature. Such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.
Notwithstanding the foregoing, if any Security shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.
SECTION 304. Temporary Securities.
Pending the preparation of definitive Securities of any series, the Company may execute and deliver to the Trustee and, upon Company Order, the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Company executing such Securities may determine, as evidenced by their execution of such Securities. Such temporary Securities may be Global Securities.

If temporary Securities of any series are issued, the Company shall cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series of like tenor and aggregate principal amount upon surrender of the temporary Securities of such series at any office or agency of the Company designated pursuant to Section 1002 without charge to the Holders. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefore definitive Securities of the same series of authorized denominations of a like tenor and aggregate principal amount. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

SECTION 305. Registration; Registration of Transfer and Exchange.
With respect to each series of Securities, the Company shall cause to be kept at one of the offices or agencies to be maintained by the Company as provided in Section 1002 a register (herein sometimes referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of that series of Securities and of transfer of that series of Securities. Such office or agency shall be the “Security Registrar” for that series of Securities. In the event that the Trustee shall not be the Security Registrar, the Security Registrar and the records of the Security Registrar relating to the performance of its duties as such shall be open for inspection by the Trustee at all reasonable times. The Trustee in hereby initially appointed as Security Registrar for each series of Securities.
Upon surrender for registration of transfer of any Security of any series at said office or agency for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series of any authorized denominations, of a like tenor and aggregate principal amount.
At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations, of a like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at any office or agency for such series. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the

Securities which the Holder making the exchange is entitled to receive.
Notwithstanding the foregoing and except as otherwise provided in or pursuant to this Indenture, any Global Security shall be exchangeable pursuant to this Section or Sections 304, 306, 905 and 1107 for Securities registered in the name of, and a transfer of a Global Security of any series may be registered to, any Person other than the Depository for such Security or its nominee only if (i) such Depository notifies the Company that it is unwilling or unable to continue as Depository for such Global Security or if at any time such Depository ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and the Company within 90 days after receiving such notice or becoming aware that the Depository is no longer so registered, does not appoint a successor Depository for such Global Security; (ii) the Company executes and delivers to the Trustee a Company Order to the effect that such Global Security shall be so exchangeable and the transfer thereof so registrable; or (iii) there shall have occurred and be continuing with respect to the Securities of such series, an Event of Default or an event which after notice or lapse of time would be an Event of Default. Upon the occurrence in respect of any Global Security of any series of any one or more of the conditions specified in clauses (i), (ii), or (iii) of the preceding sentence or such other conditions as may be specified as contemplated by Section 301 for such series, (A) such Global Security may be exchanged in accordance with the foregoing provisions of this Section for a Security which is not a Global Security and (B) in accordance with the foregoing provisions of this Section the transfer of such Global Security may be registered to such Persons (including Persons other than the Depository with respect to such series and its nominees) as such Depository shall designate. Notwithstanding any other provision of this Indenture, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Global Security shall also be a Global Security except for any Security authenticated and delivered in exchange for, or upon registration of transfer of, a Global Security pursuant to the preceding sentence.
All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitling the Holders thereof to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer of exchange.
Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee or the Security Registrar for such series of Securities) be duly endorsed, or be accompanied by a written instrument of transfer if form satisfactory to the Company, and the Security Registrar (and, if so required by the Trustee, to the Trustee) duly executed, by the Holder thereof or his attorney duly authorized in writing.
No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange or Securities, other than exchanges expressly provided in this Indenture to be made at the Company’s own expense or without expense or without charge to Holders.
The Company shall not be required (i) to issue, register the transfer of or exchange any Security of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.
SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities.
If there shall be delivered to the Company and the Trustee (i) a mutilated Security or evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request of the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.
In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.
Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.
The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.
SECTION 307. Payment of Interest; Interest Rights Preserved.
Except as otherwise provided or contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.
Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder thereof on the relevant Regular Record Date by virtue of having been such Holders, and such Defaulted Interest may be paid by the Company, as its election in each case, as provided in Clause (1) or (2) below:

(1)
The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest of shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted

Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefore to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefore having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

(2)
The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308. Persons Deemed Owners.
The Company, the Trustee, any Paying Agent, any Authenticating Agent and any other agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not any payment with respect to such Security be overdue, and neither the Company, the Trustee, any Paying Agent, any Authenticating Agent nor any other agent of the Company or the Trustee shall be affected by notice to the contrary.

None of the Company, the Trustee, any Paying Agent, any Authenticating Agent, or any other agent of the Company or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Security or for maintain, supervising or reviewing any records relating to such beneficial ownership interests, and they shall be fully protected in acting or refraining from acting on any information provided by the Depository.
Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company, the Trustee, any Paying Agent, any Authenticating Agent, or any other agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by a Depository or impair the operation of customary practices governing the exercise of the rights of the Depository (or its nominee) as Holder of such Global Security.
SECTION 309. Cancellation.
All Securities surrendered for payment, redemption, registration of transfer or exchange, or for credit against any sinking fund payment shall, if surrendered to the Company, the Security Registrar, any Paying Agent, any Authenticating Agent or any other agent of the Company, be delivered to the Trustee and, if not already canceled, shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Security shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be destroyed unless otherwise directed by a Company Order and a certificate of such destruction shall be delivered to the Company and to the Trustee.
SECTION 310. Computation of Interest.
Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

ARTICLE FOUR
Satisfaction and Discharge
SECTION 401. Satisfaction and Discharge of Securities of any Series.
The Company shall be deemed to have satisfied and discharged and entire indebtedness on all the Securities of any particular series and the Trustee, upon Company request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of such indebtedness, when

(1)	Either

(A)
All Securities of such series theretofore authenticated and delivered (other than (i) Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in the last paragraph of Section 1003) have been delivered to the Trustee canceled or for cancellation; or

(B)	All such Securities of such series not theretofore delivered to the Trustee canceled or for cancellation

(i)	Have become due and payable, or

(ii)	Will become due and payable at their Stated Maturity within one year, or

(iii)	Are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving or notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii), or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee canceled or for cancellation, including the principal of (and premium, if any) and interest on such Securities to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

(2)	The Company has aid or caused to be paid all other sums payable with respect to the Securities of such series;

(3)
The Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all Securities of such series have been complied with.

SECTION 402. Satisfaction and Discharge of Indenture.
Upon compliance by the Company with the provisions of Section 401 as to the satisfaction and discharge of each series of Securities issued hereunder, this Indenture shall cease to be of any further effect (except as otherwise provided herein). Upon Company Request (and at the same expense of the Company), the Trustee shall execute proper instruments acknowledging satisfaction and discharge of this Indenture. In the event there are two or more Trustees hereunder, then the effectiveness of any such instrument shall be conditioned upon receipt of such instruments from all Trustees hereunder.
Notwithstanding the satisfaction and discharge of this Indenture, any obligations of the Company under Section 606 and 611 and of the Trustee under Section 403 and the last paragraphs of Section 1003 and Section 1305, shall survive, and any obligations of the Company under Sections 305, 306, 608, and 1002 with respect to the Securities of a series shall survive until the Maturity of such series.

SECTION 403. Application of Trust Money.
Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of all sums due and to become due with respect to Securities for which such money has been deposited for principal (and premium, if any) and interest; but such money need not be segregated from other funds except to the extent required by law.

ARTICLE FIVE
Remedies
SECTION 501. Events of Default; Defaults.
“Event of Default,” wherever used herein, with respect to Securities of any series means any one of the following event (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or other of any court or any order, rule or regulation of any administrative or governmental body) “

(1)	Default in the payment of any interest on any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

(2)	Default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

(3)	Default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

(4)
Default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in the performance or the breach of which is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25 percent in principal amount of the Outstanding Securities of that series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(5)
The entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law of (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composting of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

(6)
The commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under an applicable federal or state law, or the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

(7)	Any other Event of Default provided pursuant to Section 301 with respect to Securities of that series.

SECTION 502. Acceleration of Maturity; Rescission and Annulment.
If any Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25 percent in principal amount of the Outstanding Securities of that series may declare the principal (or, if the Securities, such portion of the principal as may be specified in the terms of that series) of all the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal (or specified portion thereof) shall become immediately due and payable. Upon payment of such amount, all obligations of the Company in respect of the payment of principal of the Securities of such series shall terminate.
At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of not less than a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annual such declaration and its consequences if

(1)	The Company has paid or deposited with the Trustee a sum sufficient to pay

(A)	All overdue installments of interest on all Securities of that series,

(B)
The principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Securities,

(C)	To the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate or rates borne by or provided for in such Securities, and

(D)	All sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

(2)
All Events of Default with respect to Securities of that series, other than the nonpayment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.
SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.
The Company covenants that if

(1)	Default is made in the payment of any installment of interest on any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days, or

(2)	Default is made in the payment of the principal of (or premium, if any, on) any Security of any series at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of Securities of such series, the whole amount then due and payable on Securities of such series for principal (and premium, if any) and interest, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate or rates borne by or provided for in such Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.
If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in it own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.
If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of the Securities of such series by such appropriate judicial proceedings as the trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or such Securities or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy.
SECTION 504. Trustee May File Proofs of Claim.
In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any overdue principal, premium or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

(i)
To file and prove a claim for the whole amount of principal (or with respect to Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such Securities), and premium, if any, and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

(ii)	To collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606.
Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim or any Holder in any such proceeding.
SECTION 505. Trustee May Enforce Claims Without Possession of Securities.
All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.
SECTION 506. Application of Money Collected.
Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:
FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 606;
SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any king, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and
THIRD: The balance, if any, to the Person or Persons entitled thereto.

SECTION 507. Limitation on Suits.
No Holder of any Securities of any series shall have any right to institute and proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(1)	Such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to Securities of that series;

(2)
The Holders of not less than 25 percent in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

(3)	Such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

(4)	The Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(5)
No direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue or, or by availing of, any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other such Holders or Holders of Securities of any other series, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.
SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.
Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest, if any, on such Security on the respective Stated Maturities specified in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.
SECTION 509. Restoration of Rights and Remedies.
If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case. Subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.
SECTION 510. Rights and Remedies Cumulative.
Except as otherwise provided with respect to the replacement or payment of mutilated destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right of remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511. Delay or Omission Not Waiver.
No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or n acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.
SECTION 512. Control by Holders.
The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or owner conferred on the Trustee, with respect to the Securities of such series, provided that

(1)	Such direction shall not be in conflict with any rule of law, with this Indenture or with the Securities of any such series; and

(2)	The Trustee may take any other action deemed proper by the Trustee which is no inconsistent with such direction.

SECTION 513. Waiver of Past Defaults.
The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may, on behalf of the Holders of all the Securities of such series, waive any past default hereunder with respect to such series and its consequences, except a default

(1)	In the payment of the principal of (or premium, if any) on interest, if any, on any Security of such Series; or

(2)	In respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514. Undertaking for Costs.
In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered, or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.
SECTION 515. Waiver of Stay or Extension Laws.
The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may effect the covenants or the performance of this Indenture; and the Company (to the extent that it may be lawfully do so) hereby expressly waives all benefit or advantage or any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

ARTICLE SIX
The Trustee
SECTION 601. Certain Rights of Trustee.
Subject to Sections 315(a) through 315(d) of the Trust Indenture Act:

(a)
The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)
Any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (in each case, other than delivery of any Security to the Trustee for authentication and delivery pursuant to Section 303, which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

(c)
Whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers’ Certificate;

(d)
The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e)
The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by or pursuant to this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f)
The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine, during business hours and upon reasonable notice, the books, records and premises of the Company, personally or by agent or attorney;

(g)
The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the art of any agent or attorney appointed with due care by it hereunder or for any misconduct or negligence on the part of any Authenticating Agent; and

(h)
No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such rick or liability is not reasonably assured to it.

SECTION 602. Notice of Defaults.
Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that except in the case of a default in the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof, For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.
SECTION 603. Not Responsible for Recitals or Issuance of Securities.
The recitals contained herein and in the Securities, except in the certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor an Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authentication Agent shall be accountable for the use of application by the Company of the Securities or the proceeds thereof.
SECTION 604. May Hold Securities.
The Trustee, any Paying Agent, Authenticating Agent, Security Registrar or any other agent of the Trustee or the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company with the same rights it would have if it were not

Trustee, Paying Agent, Authentication Agent, Security Registrar or such other agent.
SECTION 605. Money Held in Trust.
Except as provided in Section 1003, money held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money received by it hereunder except as otherwise agreed with the Company.
SECTION 606. Compensation and Reimbursement.
The Company agrees:

(1)
To pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(2)
Except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbarments of its agents and counsel and any Authenticating Agent), except any such expense, disbursement or advances as may be attributable to its negligence or bad faith; and

(3)
To indemnify the Trustee and its agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their art, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any or their powers or duties hereunder.

As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on Securities.

SECTION 607. Corporate Trustee Required; Eligibility.
There shall at all times be a Trustee hereunder which shall be a corporation permitted by the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act and that has a combined capital and surplus (which may be determined pursuant to Section 301(a)(2) of the Trust Indenture Act) of at least $20,000000. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 608. Resignation and Removal; Appointment of Successor.

(a)
No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 609.

(b)
The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(c)
The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

(d)	If at any time:

(1)
The Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefore by the Company or by any Holder who has been a bona fide Holder of a Security of such series for at least six months; or

(2)
The Trustee shall (a) become incapable of acting with respect to any series of Securities or (b) be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Company by or pursuant to a Board Resolution may remove the Trustee with respect, in the case of (a) above, to the Securities of such series, and, in the case of (b) above, to all Securities or (ii) any Holder who has been a bona fide Holder, in the case of (a) above, of a Security of such series and, in the case of (b) above, of any security, for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to such series or all Securities, as the case may be.

(e)
If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a Successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one ore more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 609. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee will respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 309, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities of such series and accepted appointment in the manner required by Section 609, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all other similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(f)
The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 609. Acceptance of Appointment by Successor.

(a)
In case of the appointment hereunder of a successor Trustee with respect to all Securities, such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal or the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 606.

(b)
In case of the appointment hereunder of a successor Trustee with respect to the Securities of one ore more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain which provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than on Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart form and trust or trusts hereunder administered by any other such Trustee; and, upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall, with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture other than as hereinafter set forth, and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, subject nevertheless to its claim, if any, provided for in Section 606.

(c)
Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

(d)	No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 610. Merger, Conn, Consolidation or Succession to Business.
Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting form any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.
SECTION 611. Appointment and Qualification of Authentication Agent.
At any time when any of the Securities remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate and deliver Securities of that or those series issued upon original time, exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and

Securities so authenticated and delivered shall be entitled to the benefits of the Indenture and shall be valid and obligatory for all purposes as if authenticated and delivered by the Trustee hereunder. Wherever reference is made in this indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by and Authenticating Agent and certificate of authentication executed on behalf of the Trustee by an Authentication Agent.
Each such Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation that would be permitted by the Trust Indenture Act to act as trustee under an indenture qualified under the Trustee Indenture Act, is authorized under applicable law and its charter to act as an Authenticating Agent and has a combined capital and surplus (which may be determined pursuant to Section 310(a)(2) of the Trust Indenture Act) of at least $20,000,000. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.
Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of any Authenticating Agent, shall continue to be the Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.
Any Authenticating Agent may resign at any time by giving written notice of resignation to the Trustee and to the Company. The Trustee at any time may, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee promptly shall, terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon such a resignation or termination, the Trustee may appoint a successor Authenticating Agent which must be acceptable to the Company and shall mail notice of such appointment go all Holders of Securities of the series with respect to which such Authenticating Agent, will serve as the names and address of such Holders appear in the Security Register. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.
The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to reimbursement for such payments in accordance with the provisions of Section 606. The provisions of Sections 104, 308, 601, 603, and 606(3) shall also be applicable to any Authenticating Agent.
If an appointment with respect to one or more series of Securities is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee’s certificate of authentication, an alternate certificate of authentication in the following form:
This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.
The Chase Manhattan Bank (National
Association), as Trustee

By____________________________
    as Authenticating Agent
for the Trustee

By____________________________
Authorized Officer

ARTICLE SEVEN
Holders’ Lists and Reports by Trustee and Company
SECTION 701. Company to Furnish Trustee Names and Addresses of Holders        .
In accordance with Section 312(a) of the Trust Indenture Act, the Company will furnish or cause to be furnished to the Trustee with respect to the Securities of each series (a) semi-annually, either (i) not later than June 30 and December 31 in each year in the case of Original Issue Discount Securities which by their terms bear interest only after Maturity, or (ii) not later than 15 days after each Regular Record Date in the case of Securities of any other series, if and so long as Securities of such series are Outstanding, and (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list in such form as the Trustee may reasonable require containing all the information in the possession or control of the Company, or any of its Paying Agents other than the Trustee, as to the names and addresses of the Holders of such series; provided, however, that no such list need be furnished if the Trustee shall be the Security Registrar. Any such list shall be dated as of a date nor more than 15 days prior to the time such information is furnished or caused to be furnished and need not include information received after such date; provided, however, that with respect to any list furnished pursuant to subclause (a)(ii) above, any such list shall be dated as of the Regular Record Date.
SECTION 702. Preservation of Information; Communications to Holders.
The Trustee shall comply with the obligations imposed upon it pursuant to Section 312 of the Trust Indenture Act.
Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Paying Agent nor any Security Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.
SECTION 703. Reports by Trustee.

(a)
Within 60 days after February 1 of each year, if required by Section 313(a) of the Trust Indenture Act, the Trustee shall transmit, pursuant to Section 313(c) of the Trust Indenture Act, a brief report dated as of such February 1 with respect to any of the events specified in said Section 313(a) which may have occurred since the later of the immediately preceding February 1 and the date of this Indenture.

(b)	The Trustee shall transmit the reports required by Section 313(b) of the Trust Indenture Act at the times specified therein.

(c)	Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and 313(d) of the Trust Indenture Act.

SECTION 704. Reports by Company.
The Company, pursuant to Section 314(a) of the Trust Indenture Act, shall:

(1)	File with the Trustee, within 15 days after the Company is required to file the same with the

Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time be rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

(2)
File with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

(3)
Transmit to the Holders within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information. Documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

ARTICLE EIGHT
Consolidation, Merger, Conveyance, Transfer or Lease
SECTION 801. Company May Consolidate, Etc., Only on Certain Terms.
The Company shall not consolidate with or merge into any other corporation or convey, transfer, or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or to convey, transfer, or lease its properties and assets substantially as an entirety to the Company, unless;

(1)
In case the Company shall consolidate with or merge into another corporation or convey, transfer, or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States, any State thereof, or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

(2)
Immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or the Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

(3)
If, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company would become subject to a mortgage, ledge, lien, security interest or other encumbrance which would not be permitted by Section 1005, the Company or such successor corporation, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

(4)
Either the Company or the successor corporation shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger (other than a merger with a Restricted Subsidiary in which the Company is the surviving corporation), conveyance, transfer, or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802. Successor Corporation Substituted.
Upon any consolidation or merger or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein; and thereafter, except in the case of a lease, the predecessor corporation shall be released from all obligations and covenants under this Indenture and the Securities.

ARTICLE NINE
Supplemental Indentures

SECTION 901. Supplemental Indentures Without Consent of Holders.
Without the consent of any Holders, the Company (when authorized by or pursuant to a Board Resolution) and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(1)	To evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

(2)
To add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

(3)	To add any additional Events of Default with respect to all or any series of Securities (as shall be specified in such supplemental indenture); or

(4)
To add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

(5)
To change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

(6)	To secure the Securities; or

(7)	To establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

(8)
To evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 609; or

(9)
To cure and ambiguity, to correct or supplemental any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

SECTION 902. Supplemental Indentures with Consent of Holders.
With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company (when authorized by or pursuant to a Board Resolution) and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any or the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

(1)
Change the Stated Maturity of the principal of, or any premium or installment of interest on, any Security, or reduce the principal amount thereof or the rate or interest thereon or any premium payable upon redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change the Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or change the provisions made for the covenant applicable to any Security; or

(2)
Reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (or compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

(3)
Modify any of the provisions of this Section, Section 513 or Section 1009, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenants or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.
It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.
SECTION 903. Execution of Supplemental Indentures.
As a condition to executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 315 of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that such supplemental indenture, when executed and delivered by the Company, will constitute a valid and binding obligation of the

Company in accordance with its terms. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.
SECTION 904. Effect of Supplemental Indentures.
Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a pert of this Indenture for all purposes; and every Holder of an Security theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.
SECTION 905. Reference in Securities to Supplemental Indentures.
Securities of any series authenticated and delivered after this execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series without charge to the Holders.

ARTICLE TEN
Covenants
SECTION 1001. Payment of Principal, Premium and Interest.
The Company will duly and punctually pay the principal of (and premium, if any) and interest, if any, on the Securities of each series in accordance with the terms of the Securities of such series and this Indenture.

SECTION 1002. Maintenance of Office or Agency.
The Company will maintain an office or agency in each Place of Payment for any series of Securities where Securities of that series may be presented or surrendered for payment where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. Unless otherwise designated by the Company in written notice to the

Trustee, the Place of Payment shall be the Borough or Manhattan, City of New York, New York, and such office or agency in such Place of Payment shall be the Corporate Trust Office of the Trustee therein. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee and, effective at that time, the Company hereby appoints the Trustee as its agent to receive all presentations, surrenders, notices and demands under this Indenture.
The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, City of New York, New York) where the Securities of one or more series may be presented or surrendered for any of or all the purposes specified above in this Section, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.
SECTION 1003. Money for Securities Payments to Be Held in Trust.
If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay such principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.
Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with any Paying Agent for that series a sum sufficient to pay such principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.
The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

(1)
Hold any sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(2)
Give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

(3)	At any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.
Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company, mail to the Holders at their addresses as set forth in the Security Register, or cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation at each Place of Payment with respect to Securities of such series, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company.
SECTION 1004. Corporate Existence.
Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (character and statutory) and material franchises; provided, however, that the Company shall not be required to receive any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.
SECTION 1005. Restrictions on Secured Debt.
After the date hereof, the Company will not itself, and will not permit any Restricted Subsidiary to, create, incur, issue, assume or guarantee any loans, whether or not evidenced be negotiable instruments or securities, or any notes, bonds, debentures or other similar evidences of indebtedness for money borrowed (such loans, and such notes, bonds, debentures or other similar evidences of indebtedness for money borrowed being hereinafter in this Section called “Debt”), secured by pledge of or mortgage or lien on, any Principal Property of the Company or any Restricted Subsidiary or any shares of Capital Sock of or Debt of any Restricted Subsidiary (such mortgages,) pledges and liens being hereinafter in this Section called “Mortgage” or “Mortgages”), without effectively providing that the Securities (together with, if the Company shall so determine, any other Debt of the Company or such Restricted Subsidiary then existing or thereafter created which is not subordinate to the Securities) shall be secured equally and ratably with (or, at the option of the Company, prior to) such secured Debt, so long as such secured Debt shall be so secured, unless, after giving effect thereto, the aggregate amount of all Debt secured by Mortgages plus all Attributable Debt of the Company and its Restricted Subsidiaries with respect to sale and leaseback transactions to which Section 1006 is applicable would not exceed 10 percent of Consolidated Net Tangible Assets; provided, however, that this Section 1005 shall not apply to, and there shall be excluded from Debt secured by Mortgages in any computation under this Section 1005 or Section 1006, Debt secured by:

(1)	Mortgages on property of, or on any shares of Capital Stock of or Debt of, any corporation existing at the time such corporation becomes a Restricted Subsidiary;

(2)	Mortgages in favor of the Company or any Restricted Subsidiary;

(3)	Mortgages in favor of any governmental body to secure progress, advance or other payments pursuant to any contract or provision of any statue;

(4)
Mortgages on property, shares of Capital Stock or Debt existing at the time of acquisition thereof, or to secure the payment of all or any part of the purchase rice thereof or construction thereon or to secure any Debt incurred prior to, at the time of, or within 180 days after the later of the acquisition of such property, shares of Capital Stock or Debt or the completion of construction for the purpose of financing all or any part of the purchase price thereof or construction thereon; provided, however, that if such financing is in connection with the acquisition of any Timberlands, and the Board of Directors has determined, within 180 days of such acquisition, the Company will seek such financing (from a lender or investor not including the Company or any Subsidiary), then the applicable Mortgage shall be deemed to be included in this Clause (4) if such Mortgage is created within a further 180 days after the end of such first 180-day period.

(5)
Mortgages securing obligations issued by a State, territory or possession of the Untied States, or any political subdivision of any of the foregoing, or the District of Columbia, to finance the acquisition or construction of property, and on which the interest is not in the opinion of tax counsel of recognized standing or in accordance with a ruling issued by the Internal Revenue Service, includable in gross income of the holder by reason of Section 103(a) of the Internal Revenue Code of 1986, as amended (or any successor to such provision), as in effect at the time of the issuance of such obligations; or

(6)
Any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Mortgage referred to in the foregoing Clauses (1) through (5), inclusive; provided, however, that such extension, renewal or replacement Mortgage shall be limited to all or part of the same property, shares of Capital Stock or Debt that secured the Mortgage extended, renewed or replaced (plus improvements on such property).

For purposes of this Section 1005 and Sections 1006 and 1007, an “acquisition” of property (including real, personal or intangible property or shares of Capital Stock or Debt) shall include any transaction or series of transactions by which the Company or a Restricted Subsidiary acquires, directly or indirectly, an interest, or an additional interest (to the extent thereof), in such property, including without limitation an acquisition of an interest in, a Person owning an interest in such property.
SECTION 1006. Restrictions on Sales and Leasebacks.
After the date hereof, the Company will not itself, and will not permit any Restricted Subsidiary to, enter into any transaction with any bank, insurance company or other lender or investor, or to which any such bank, company, lender or investor is a party, providing for the leasing by the Company or a Restricted Subsidiary of any Principal Property which has been or is to be sold or transferred by the Company or any Restricted Subsidiary to such bank, company, lender or investor, or to any person to whom funds have been or are to be advanced by such bank, company, lender or investor on the security of such Principal Property (herein referred to as a “sale and leaseback transaction”) unless, after giving effect thereto, the aggregate amount of all Attributable Debt with respect to such sale and leaseback transactions plus all Debt secured by Mortgages to which Section 1005 is applicable would not exceed 10 percent of Consolidated Net Tangible Assets, provided, however, that this Section 1006 shall not apply to, and there shall be excluded from Attributable Debt in any computation under this Section 1006 or Section 1005, Attributable Debt with respect to any sale and leaseback transaction if:

(1)	The lease in such sale and leaseback transaction is not a period, including renewal rights, of not in excess of three years;

(2)
The Company or a Restricted Subsidiary, within 180 days after the sale or transfer shall have been made by the Company or by a Restricted Subsidiary, applies an amount equal to the greater of the net proceeds of the sale of the Principal Property leased pursuant to such arrangement or the fair market value of the Principal Property so leased at the time of entering into such arrangements (as determined in any manner approved by the Board of Directors) to (a) the retirement of Funded Debt of the Company ranking on a parity with or senior to the Securities, or the retirement of Funded Debt of Restricted Subsidiary; provided, however, that the amount to be applied to the retirement of such Funded Debt of the Company or a Restricted Subsidiary shall be reduced by (i) the principal amount of any Securities (or other notes or debentures constituting such Funded Debt) delivered within such 180-day period to the

Trustee or other applicable trustee for retirement and cancellation (for purposes of making such calculation, the principal amount of Original Issue Discount Securities so retired or canceled shall mean the portion thereof that could have been declared due and payable pursuant to Section 502 at the time retired and canceled) and (ii) the principal amount of such Funded Debt, other then items referred to in the preceding Clause (i), voluntarily retired by the Company or a Restricted Subsidiary within 180 days after such sale; and provided, further, that, notwithstanding the forgoing, no retirement referred to in this Clause (a) may be effected by payment at maturity or pursuant to any mandatory sinking fund payment or any mandatory prepayment provision, or (b) the purchase of other property which will constitute Principal Property having a fair market value, in the opinion of the Board of Directors, at least equal to the fair market value of the Principal Property leased in such sale and leaseback transaction;

(3)
Such sale and leaseback transaction is entered into prior to, at the time of, or within 180 days after the later of the acquisition of the Principal Property or the completion of construction thereon; provided, however, that if such transaction is in connection with the acquisition of any Timberlands, and the Board of Directors of the Company has determined, within 180 days of such acquisition, that the Company will seek to enter into such transaction (with a lender or investor not including the Company or any Subsidiary), then such transaction shall be deemed to be included in this Clause (3) if such transaction is entered into within a further 180 days after the end of such first 180-day period;

(4)
The lease in such sale and leaseback transaction secures or related to obligations issued by a State, territory or possession of the Untied States, or any political subdivision of any or the foregoing, or the District of Columbia, to finance the acquisition or construction of property, and on which the interest is not, in the opinion of tax counsel of recognized standing or in accordance with a ruling issued by the Internal Revenue Service, includable in gross income of the holder by reason of Section 103(a) of the Internal Revenue Code of 1986, as amended (or any successor to such provision), as in effect at the time of the issuance of such obligations; or

(5)	Such sale and leaseback transaction is entered into between the Company and a Restricted Subsidiary or between Restricted Subsidiaries.

SECTION 1007. Restrictions on Funded Debt of Restricted Subsidiaries.
The Company will not permit any Restricted Subsidiary to create, incur. Issue, assume or guarantee any Funded Debt unless, after giving effect thereto, the aggregate principal amount of all such Funded Debt of all Restricted Subsidiaries would not exceed 10 percent of Consolidated Net Tangible Assets; provided, however, that this Section 1007 shall not apply to and there shall be excluded from Funded Debt in any computation under this Section 1007:

(1)	Funded Debt owed to the Company or a Restricted Subsidiary;

(2)	Funded Debt secured by Mortgages permitted under Section 1005;

(3)	Funded Debt of any corporation existing at the time such corporation becomes a Restricted Subsidiary;

(4)	Funded Debt of any Person outstanding at the tie of its acquisition, or the acquisition of substantially all its assets, by such Restricted Subsidiary;

(5)	Funded Debt constituting Attributable Debt permitted under Section 1006; or

(6)
Any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in art, of not more than an equal principal amount of any Funded Debt (or any other indebtedness which at the time of its creation was Funded Debt) referred to in the foregoing Clauses (1) through (5), inclusive.

SECTION 1008. Statement by Officers as to Default.
The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers’ Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions, and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.
SECTION 1009. Waiver of Certain Covenants.
The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 1005 to 1007, inclusive, with respect to the Securities of any series if before or after the time for such compliance the Holders of not less than a majority in principal amount of the Securities of such series at the time Outstanding shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

ARTICLE ELEVEN
Redemption of Securities

SECTION 1101. Applicability of Article.
Redemption of Securities of any series at the election of the Company as permitted or required by the terms of such Securities shall be made in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.
SECTION 1102. Election to Redeem; Notice to Trustee.
The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount and tenor of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers’ Certificate evidencing compliance with such restriction.

SECTION 1103. Selection by Trustee of Securities to Be Redeemed.
If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Securities of such series; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security not redeemed to less than the minimum authorized denomination for Securities of that series. If the Securities are to be redeemed consist of Securities having different Stated Maturities or different rates of interest (or methods of computing interest), then the Company may, by written notice to the Trustee, direct that the Securities of such series to be redeemed shall be selected from among groups of such Securities have specified Stated Maturities or rates of interest (or methods of computing interest) and the Trustee shall thereafter select the particular Securities to be redeemed in the manner set forth above from among the groups of such Securities so specified.
The Trustee shall promptly notify the Company and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed.
For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.
SECTION 1104. Notice of Redemption.
Notice of redemption shall be given in the manner provided in Section 106, not less than 30 nor more than 60 days prior to the Redemption Date, unless a shorter period is specified in the Securities to be redeemed, to each Holder of Securities to be redeemed.
All notices of redemption shall state:

(1)	The Redemption Date;

(2)	The Redemption Price;

(3)
If less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;

(4)
That, on the Redemption Date, the Redemption Price will become due and payable upon each such Security or portion thereof to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

(5)	The place or places where such Securities are to be surrendered for payment of the Redemption Price; and

(6)	That the redemption is for a sinking fund, if such is the case.

Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company’s request, by the Trustee in the name and at the expense of the Company.
SECTION 1105. Deposit of Redemption Price.
On or prior to any Redemption Date, the Company shall deposit in trust with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date accrued interest, if any, on, all the Securities or portions thereof which are to be redeemed on that date.
SECTION 1106. Securities Payable on Redemption Date.
Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity if on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the Regular Record Dates therefore according to their terms and the provisions of Section 307.

If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate or rates prescribed therefore is such Security.
SECTION 1007. Securities Redeemed in Part.
Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company, the Trustee or the Security Registrar so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Trustee or the Security Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of like tenor and of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Global Security is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depository for such Global Security, without service charge, a new Global Security in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Security so surrendered.

ARTICLE TWELVE
Sinking Funds
SECTION 1201. Applicability of Article.
The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.
The minimum amount of any sinking fund payment provided for by the terms of the Securities of any series is herein referred to as a “mandatory sinking fund payment”, and any payment in excess or such minimum amount provided for by the terms of Securities of any series is herein referred to as an “optional sinking fund payment.” If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment bay be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 1202. Satisfaction of Sinking Fund Payments with Securities.
The Company may, in satisfaction of all or any party of are sinking fund payment with respect to the Securities of any series to be made pursuant to the terms of such Securities, (1) deliver Outstanding Securities of such series (other than any previously called for redemption) and (2) apply as a credit Securities of such series which have been redeemed (or called for redemption and for which the Redemption Price, together with accrued interest, if any, has been deposited pursuant to Section 1105) either at the election of the Company pursuant to the terms of such Securities; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.
SECTION 1203. Redemption of Securities for Sinking Fund.
Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers’ Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be credited and not theretofore so delivered. If such Officers’ Certificate shall specify an optional amount be added to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified. Not less than 45 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. The Company shall deposit the amount of cash, if any, required for such sinking fund payment in the manner provided in Section 1105. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

ARTICLE THIRTEEN
Defeasance and Covenant Defeasance

SECTION 1301. Applicability of Article; Company’s Option to Effect Defeasance or Covenant Defeasance.
If pursuant to Section 301 provision is made for either or both of (a) defeasance of the Securities of a series under Section 1302 or (b) covenant defeasance of the Securities of a series under Section 1303, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article Thirteen, shall be applicable to the Securities of such series, and the Company may at its option by Board Resolution, at any time, with respect to the Securities of such series, elect to have either Section 1302 (if applicable) be applied to the Outstanding Securities of such series upon compliance with the conditions set forth below in this Article Thirteen.
SECTION 1302. Defeasance and Discharge.
Upon the Company’s exercise of the above option applicable to this Section with respect to defeasance of the Outstanding Securities of a particular series, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series on and after the date the conditions precedent set forth below and satisfied (hereinafter, “defeasance”). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Securities of such series to receive, solely from the trust fund described in Section 1304 as more fully set forth in such Section, payments as set forth therein, (B) the Company’s obligations with respect to such Securities under Sections 304, 305, 306, 608, 1002, and 1003 and such obligations as shall be ancillary thereto, (C) the rights, powers, trusts, duties, immunities, indemnities, and other provisions is respect of the Trustee hereunder, and (D) this Article Thirteen. Subject to the compliance with this Article Thirteen, the Company may exercise its option under this Section 1302 notwithstanding the prior exercise of its option under Section 1303 with respect to the Securities of such series.

SECTION 1303. Covenant Defeasance.
Upon the Company’s exercise of the above option applicable to this Section with respect to covenant defeasance of the Outstanding Securities of a particular series, the Company shall be released from its obligations under Sections 801, 1005, 1006, and 1007 (and any other covenant applicable to such Securities that is determined pursuant to Section 301 to be subject to covenant defeasance under this Section) and the occurrence of an event specified in Clause (4) of Section 501 with respect to any of Sections 801, 1005, 1006, or 1007 (and any other Event of Default applicable to such Securities that is determined pursuant to Section 301 to be subject to covenant defeasance under this Section) shall not be deemed to be an Event of Default with respect to the Outstanding Securities of such series on and after the date the conditions set forth below are satisfied (hereinafter, “covenant defeasance”). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition, or limitation set forth in any such Section or Clause whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Clause or by reason of any reference to any such Section or Clause to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.
SECTION 1304. Conditions to Defeasance or Covenant Defeasance.
The following shall be the conditions precedent to application of either Section 1302 or Section 1303 to the Outstanding Securities of a particular series:

(1)
The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements or Section 607 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereto delivered to the Trustee, to pay and discharge, and which shall be applied by the

Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of and any premium and interest on the Outstanding Securities of such series on the Stated Maturity of such principal, premium, or interest and (ii) any mandatory sinking fund payments of analogous payments applicable to the Outstanding Securities of such series on the day on which such payments are due in accordance with the terms of this Indenture and of such Securities. Before such a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with Article Eleven, which shall be given effect in applying the foregoing. For this purpose, “Government Obligations” means (A) with respect to any series of Securities the principal of and any premium and interest on which are payable in U.S. dollars securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933) as custodian with respect to any such Government Obligation or a specific payment of principal of or interest on any such Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt form any amount received by the custodian in respect of the Government Obligation or the specific payment of principal of or interest on the Government Obligation evidenced by such depository receipt and (B) with respect to any other series of Securities, the meaning specified therefore pursuant to Section 301.

(2)
No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing (A) on the date of such deposit or (B) insofar as subsections 501(5) and (6) are concerned, at any time during the period ending on the 90th day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit (it being understood that the condition in this condition shall not be deemed satisfied until the expiration of such period).

(3)
Such defeasance or covenant defeasance shall not (A) cause the Trustee for the Securities of such series to have a conflicting interest as provided in the Trust Indenture Act with respect to any securities of the Company or (B) result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended.

(4)
Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

(5)
In the case of an election under Section 1302, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain, or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner, and at the same times as would have been the case if such defeasance had not occurred.

(6)
In the case of an election under Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain, or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner, and at the same times as would have been the case if such covenant defeasance had not occurred.

(7)
Such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions, or limitations which may be imposed on the Company in connection therewith pursuant to Section 301.

(8)
The Company shall have delivered t the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1302 or the covenant defeasance under

Section 1303 (as the case may be) have been complied with.

(9)
The Company shall have delivered to the Trustee an Officers’ Certificate to the effect that the Securities of such series, if listed on any securities exchange, will not be delisted as a result of such deposit.

SECTION 1305. Deposited Money and Government Obligations to be Held in Trust;
Other Miscellaneous Provisions.
Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee- -collectively, for purposes for this Section 1305, the “Trustee”) pursuant to Section 1304 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (but not including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal, premium, and interest, but such money need not be segregated from other funds except to the extent required by law.
The Company shall pay and indemnify the Trustee against any tax, fee, or other charge imposed on or assessed against the money or Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof.
Anything herein to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations held by it as provided in Section 1304 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.
SECTION 1306. Reinstatement.
If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1302 or 1303 with respect to the Securities of any series by reason of any order or judgment of any court or governmental authority enjoining, restraining, or otherwise prohibiting such application, then the Company’s obligations under this Indenture and the Securities of such series shall be revived and reinstated as though no deposit

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.
WILLAMETTE INDUSTRIES, INC.
[SEAL]    By /s/ J.A. Parson
Executive Vice President
Attest: /s/ Duane D. McDougall
Assistant Secretary

THE CHASE MANHATTAN BANK
(National Association), as Trustee
[SEAL]     By /s/
    Vice President

Attest: /s/
Assistant Secretary

STATE OF OREGON )
) ss
COUNTY OF MULTNOMAH)
On this 4th day of February, 1993, before me, a Notary Pubic in and for said County and State, personally appeared the within name J. A. PARSONS and DUANE C. McDOUGALL, to me known, who being first duly and severally sworn did say that he, said J. A. Parsons, is Executive Vice President, and that he, said Duane C. McDougall, is Assistant Secretary of WILLAMETTE INDUSTRIES, INC., one of the corporations described in and which executed the above instrument; that the seal affixed to the foregoing instrument is the seal of said corporation; that said instrument is the seal of said corporation; that said instrument was singed and sealed in behalf of said corporation by authority of its Board of Directors; and that J. A. Parsons and Duane C. McDougall acknowledged and execution of said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the date first hereinabove written.

[SEAL]     /s/ Donna Wecker
Notary Public for Oregon
My commission Expires: 12-17-95

STATE OF NEW YORK )
) ss
COUNTRY OF KINGS )

On this _____ day of _______, 1993, before me, a Notary Public in and for said County and State, personally appeared the within named __________________ and ____________________, to me known who being first duly and severally sworn did say that he, said _______________________, is Vice President, and that he, said _______________________, is Assistant Secretary of THE CHASE MANHATTAN BANK (National Association), one of the corporations described in and which executed the above instrument; that the seal affixed to the foregoing instrument is the seal of said corporation; that said instrument was signed and sealed in behalf of said corporation by authority or its Board of Directors; and that _________________________ and ___________________________ acknowledged the execution of said instrument to be the free act and deed of said corporation.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the date first hereinabove written.

[SEAL]
NOTARY PUBLIC, State of New York
No.
Qualified in              County
Certificate Filed in Kings County Commission expires _______________